B6 SIGMA, INC.
(A DEVELOPMENT STAGE COMPANY)
FINANCIAL STATEMENTS

February 28, 2010

B6 SIGMA, INC.
(A DEVELOPMENT STAGE COMPANY)
TABLE OF CONTENTS

February 28, 2010

Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUTING FIRM	1

BALANCE SHEET
February 28, 2010	2

STATEMENT OF OPERATIONS
Period February 5, 2010 through February 28, 2010	3

STATEMENT OF SHAREHOLDERS' EQUITY
Period February 5, 2010 through February 28, 2010	4

STATEMENT OF CASH FLOWS
Period February 5, 2010 through February 28, 2010	5

NOTES TO FINANCIAL STATEMENTS
February 28, 2010	6-9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
B6 Sigma, Inc.
Santa Fe, New Mexico

We have audited the accompanying balance sheet of B6 Sigma, Inc., a development stage company as of February 28, 2010 and the related statements of operations, shareholders' equity and cash flows for the period from inception on February 5, 2010 through February 28, 2010. B6 Sigma, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of B6 Sigma, Inc. as of February 28, 2010 and the results of its operations and its cash flows for the period from inception on February 5, 2010 through February 28, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming B6 Sigma, Inc. will continue as a going concern. As discussed in Note 5 to the financial statements, B6 Sigma, Inc. was only recently formed and has not yet achieved profitable operations.  These factors raise substantial doubt about the ability of the Company to continue as a going concern.  Management’s plans in regards to these matters are also described in Note 5.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ PRITCHETT, SILER & HARDY, P.C.
PRITCHETT, SILER & HARDY, P.C.

Salt Lake City, Utah
April 12, 2010

B6 SIGMA, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
February 28, 2010

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$11,887
TOTAL CURRENT ASSETS	11,887
TOTAL ASSETS	$11,887

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
TOTAL LIABILITIES	$-

SHAREHOLDERS' EQUITY
Common stock, $0.001 par value; 1,000,000 shares authorized;
197,000 shares issued and outstanding.	197
Additional paid in capital	31,231
Subscriptions receivable	(9,528)
Deficit accumulated during the development stage	(10,013)
Total shareholders' equity	11,887

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$11,887

The accompanying notes are an integral part of these financial statements

B6 SIGMA, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
PERIOD FEBRUARY 5, 2010 THROUGH FEBRUARY 28, 2010

SALES	$-

ADMINISTRATIVE AND SELLING EXPENSES	10,013

LOSS FROM OPERATIONS	(10,013)

OTHER (EXPENSE) - NET	0

NET LOSS	$(10,013)

WEIGHTED AVERAGE NUMBER OF SHARES
OUTSTANDING - BASIC AND DILUTED	197,000

LOSS PER SHARE - BASIC AND DILUTED	$(0.05)

The accompanying notes are an integral part of these financial statements

B6 SIGMA, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF SHAREHOLDERS' EQUITY
PERIOD FEBRUARY 5, 2010 THROUGH FEBRUARY 28, 2010

					Deficit
					Accumulated
	Common	Common	Additional	Stock	During the
	Stock	Stock	Paid in	Subscriptions	Development
	Shares	Amount	Capital	Receivable	Stage

Balance February 5, 2010	-	$-	$-	$-	$-

Initial share issuance	197,000	197	31,231	(9,528)	-
Net loss	-	-	-	-	(10,013)

Balance February 28, 2010	197,000	$197	$31,231	$(9,528)	$(10,013)

The accompanying notes are an integral part of these financial statements

B6 SIGMA, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
PERIOD FEBRUARY 5, 2010 THROUGH FEBRUARY 28, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:

Net Loss	$(10,013)

Net cash used by operating activities	(10,013)

CASH FLOWS FROM INVESTING ACTIVITIES:

Net cash provided by investing activities	-

CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from sale of stock	21,900
Net cash provided by financing activities	21,900

INCREASE IN CASH AND EQUIVALENTS	11,887
CASH AND EQUIVALENTS - FEBRUARY 5, 2010	-
CASH AND EQUIVALENTS - FEBRUARY 28, 2010	$11,887

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash paid during the period for
Interest	$-
Income tax	$-

Noncash Investing and Financing Activities:
Increase in subscriptions receivable	(9,528)
Sale of company stock	9,528

The accompanying notes are an integral part of these financial statements

B6 SIGMA, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

B6 Sigma, Inc. (the "Company") is a Delaware corporation, incorporated February 5, 2010, founded by a group of scientists, engineers and businessmen to develop and commercialize novel and unique  manufacturing and materials technologies.  The Company's focus is on various devices which are referred to as the "In Process Quality Assurance" (IPQA) systems.  It is the belief of management that this technology will fundamentally redefine conventional manufacturing practices.  In addition the Company has developed other products, technologies and services, to be offered to manufacturers, governmental agencies and other scientific and commercial enterprises.

The Company has not yet generated significant revenues from its planned principal operations and is considered a development stage company as defined in Accounting Standards Codification Topic 915.

Cash Equivalents

The Corporation considers all highly liquid investments with a maturity of three months or less at date of purchase to be cash equivalents.

Income Taxes

Deferred tax assets and liabilities are determined based on the differences between the financial statements and tax basis of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.  Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Loss Per Share

The computation of loss per share is based on the weighted average number of shares outstanding during the period presented in accordance with ASC Topic No. 260, “Earnings Per Share” See Note 4.

B6 SIGMA, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recently Enacted Accounting Standards

In June 2009 the FASB established the Accounting Standards Codification (“Codification” or “ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”).  Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) issued under authority of federal securities laws are also sources of GAAP for SEC registrants.  Existing GAAP was not intended to be changed as a result of the Codification, and accordingly the change did not impact our financial statements.  The ASC does change the way the guidance is organized and presented.

Accounting Standards Update (“ASU”) ASU No. 2009-05 (ASC Topic 820), which amends Fair Value Measurements and Disclosures – Overall, ASU No. 2009-13 (ASC Topic 605), Multiple-Deliverable Revenue Arrangements, ASU No. 2009-14 (ASC Topic 985), Certain Revenue Arrangements that include Software Elements, and various other ASU’s No. 2009-2 through ASU No. 2010-11 which contain technical corrections to existing guidance or affect guidance to specialized industries or entities were recently issued.  These updates have no current applicability to the Company or their effect on the financial statements would not have been significant.

2. CAPITAL STOCK

Common Stock - The Company has authorized 1,000,000 shares of common stock, $.001 par value. At February 28, 2010, the Company had 197,000 shares issued and outstanding.

In February, 2010, the Company issued 143,000 shares of its previously authorized but unissued common stock to officers for cash of $400 and subscription receivables of $1,028, or approximately $0.01 per share.

In February, 2010, the Company issued 54,000 shares of its previously authorized but unissued common stock to investors for cash of $21,500 and subscription receivables of $8,500, or approximately $0.55 per share.

3.  INCOME TAXES

The Company accounts for income taxes in accordance with ASC Topic No. 740, “Income Taxes.” ASC Topic No. 740, requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carryforwards.

B6 SIGMA, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

3.  INCOME TAXES (continued)

The Company has available at February 28, 2010, unused operating loss carryforwards of approximately $10,000, which may be applied against future taxable income and which expire in various years through 2030. However, if certain substantial changes in the Company’s ownership should occur, there could be an annual limitation on the amount of net operating loss carryforward which can be utilized. The amount of and ultimate realization of the benefits from the operating loss carryforwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company and other future events, the effects of which cannot be determined.  Because of the uncertainty surrounding the realization of the loss carryforwards the Company has established a valuation allowance equal to the tax effect of the loss carryforwards at February 28, 2010 and, therefore, no deferred tax asset has been recognized for the loss carryforwards.  The increase in the valuation allowance is approximately $1,500 for the period ended February 28, 2010.

4.  LOSS PER SHARE

The following data show the amounts used in computing loss per share and the effect on income and the weighted average number of shares of dilutive potential common stock for the period ended February 28, 2010:

Loss from continuing operations available to common stockholders (numerator)	$(10,013)

Weighted average number of common shares outstanding used in loss per share during the period (denominator)	197,000

Dilutive loss per share was not presented; as the Company had no common equivalent shares for all periods presented that would affect the computation of diluted loss per share.

5.  GOING CONCERN

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern.  However, the Company was only recently formed and has incurred losses since inception on February 5, 2010. These factors raise substantial doubt about the ability of the Company to continue as a going concern.  In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through sales of its common stock. There is no assurance that the Company will be successful in raising this additional capital or achieving profitable operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

B6 SIGMA, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

6.  SUBSEQUENT EVENTS

Reverse Merger

On March 1, 2010, the Company entered into a Letter of Intent (“LOI”) with Framewaves, a Nevada corporation, pursuant to which Framewaves agreed to acquire 100% of the issued and outstanding capital stock of the Company in a reorganization under Section 351 and/or 368 of the Internal Revenue Code of 1986, as amended (the "Reorganization"). Pursuant to the terms of the LOI, upon the closing of the Reorganization, the Shareholders of B6 Sigma will receive 1,000 shares of Framewaves common stock for each share of B6 Sigma that they exchange. Subsequent to the Reorganization, the Company shareholders would own 77% of Framewaves.

Convertible Notes

In March and April 2010, the Company entered into three convertible notes with investors (the "Makers") whereby the Makers loaned the Company $200,000.  The notes bear interest at the rate of twelve (12%) percent per annum payable monthly commencing April 15, 2010 and mature on June 15, 2015 (the "Maturity Date").  If the Company proposes to merge or consolidate with another entity prior to the Maturity Date, then the Makers have the right to demand conversion or immediate payment of the outstanding liability.  The notes are unsecured and may be converted, at the option of the Makers, all or in part of the principal amount of these notes plus accrued but unpaid interest, into shares of the Company's common stock $0.001 par value per share at $20.00 per share.

Consulting Agreement

In March 2010, the Company entered into a consulting agreement with Valerie Vekkos to act as interim Secretary of the Company for a fee of $3,500 per month for a two year period commencing on March 1, 2010.

Asset Purchase Agreement

The Company has entered into an asset purchase agreement to acquire certain assets of Beyond 6 Sigma, a division of TMC, in exchange for all of the capital stock, vested and unvested options of TMC, which the Company acquired from Vivek Dave, Daniel Hartman and Mark Cola, the net result being that the Company shall pay $90,000 for the TMC assets and that Vivek Dave, Daniel Hartman and Mark Cola will be selling their TMC stock and options to TMC for aggregate consideration of $90,000.

The Company has evaluated subsequent events from the balance sheet date through the date the financial statements were issued.